UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 22, 2005

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                           CreditRiskMonitor.com, Inc.
             (Exact name of registrant as specified in its charter)

             Nevada                      1-8601                 36-2972588
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

                             704 Executive Boulevard
                            Valley Cottage, NY 10989
          (Address of principal executive offices, including zip code)

                                 (845) 230-3000
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On December 22, 2005, the Board of Directors of CreditRiskMonitor.com, Inc. ("CRM") elected Mr. Jeffrey Geisenheimer to serve as a director of CRM, effective immediately. He replaces Les Charm who resigned as a director because of the increased workload of his business. A copy of the press release announcing Mr. Geisenheimer's election and Mr. Charm's resignation as a director is annexed hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

c) Exhibits

         Exhibit No.       Description
         -----------       -----------

         99.1              Press Release issued on December 23, 2005

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CREDITRISKMONITOR.COM, INC.


Date: December 23, 2005                    By: /s/ Lawrence Fensterstock
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                                                   Lawrence Fensterstock
                                                   Chief Financial Officer